Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Second Amended and Restated Credit Agreement (herein, this “Second Amendment”) is entered into as of May 24, 2019, among Consolidated-Tomoka Land Co., a Florida corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of Montreal, as Administrative Agent (the “Administrative Agent”).

PRELIMINARY STATEMENTS

A.The Borrower, the Guarantors party thereto (the “Guarantors”), the financial institutions party thereto (the “Lenders”), and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement, dated as of September 7, 2017, as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of May 14, 2018 (such Second Amended and Restated Credit Agreement, as heretofore amended, being referred to herein as the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.The Borrower has requested that the Administrative Agent and Lenders agree to, among other things, (i) increase the Revolving Credit Commitments from $150,000,000 to

$200,000,000 (the “Commitment Amount Increase”), (ii) increase the permitted maximum amount of Revolving Credit Commitments under the accordion option from $250,000,000 to

$300,000,000, (iii) reduce the Applicable Margin, and (v) extend the Revolving Credit Termination Date from September 7, 2021 to May 24, 2023, and the Administrative Agent and the Lenders are willing to do so on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

1.1.Section 1.15 of the Credit Agreement is hereby amended to replace the reference therein to “$250,000,000” with a reference to “$300,000,000”.

1.2.The definition of “Applicable Margin” in Section 5.1 of the Credit Agreement is hereby amended to amend and restate in its entirety the table set forth therein to read as follows:

May 2019 - Second Amendment to Second A&R Credit Agreement 4846-0945-1668 v11.doc 1975507

	TOTAL INDEBTEDNESS	APPLICABLE MARGIN	APPLICABLE MARGIN FOR
	TO TOTAL ASSET VALUE	FOR BASE RATE LOANS	EURODOLLAR LOANS AND
	RATIO FOR SUCH	AND REIMBURSEMENT	LETTER OF CREDIT FEE
LEVEL	PRICING DATE	OBLIGATIONS SHALL BE:	SHALL BE:

I	Less than or equal to 0.45 to 1.00	0.35%	1.35%

II	Less than or equal to 0.50 to 1.00, but greater than 0.45 to 1.00	0.50%	1.50%

III	Less than or equal to 0.55 to 1.00, but greater than 0.50 to 1.00	0.65%	1.65%

IV	Greater than0.55 to 1.00	0.95%	1.95%

1.3.The definitions of “Capitalization Rate”,  “L/C Sublimit”,  “Land Assets”,  MSA”,  “Permitted Ground Lease Investments”,  “Revolving Credit Commitment” and “Revolving Credit Termination Date” in Section 5.1 of the Credit Agreement are each hereby amended and restated in their entirety to read as follows:

“Capitalization Rate” means (i) 6.25% for single-tenant Properties occupied by tenants maintaining a BBB- or Baa3 Rating or better from S&P’s or Moody’s, respectively, (ii) 7.00% for all retail Properties, including mixed-use retail/office Properties not covered under the foregoing clause (i), (iii) 8.00% for all office Properties not covered under the foregoing clause (i), (iv) 9.25% for hotel, motel or resort Properties and (v) 10% for all other Properties not covered under the foregoing clauses (i), (ii), (iii) or (iv); provided, for all Properties that are subject to Permitted Ground Lease Investments, the applicable Capitalization Rate shall be determined as if Borrower was the owner of the fully-completed building located on such Property.

“Land Assets” means any real property which is not an Asset Under Development and on which no significant improvements have been constructed; provided, that real property that is adjacent to an Eligible Property but is undeveloped shall not constitute “Land Assets”.

“L/C Sublimit” means $5,000,000, as such amount may be reduced pursuant to the terms hereof.

“MSA” means any major metropolitan area of the United States of America that has a population size that is in the fifty (50) largest metropolitan areas of the United States of America.

“Permitted Ground Lease Investments” means a Ground Lease where the Borrower or a Wholly-owned Subsidiary is the lessor under such Ground Lease and which is a Ground Lease (a) of unencumbered land located in a MSA that is owned in fee simple by the Borrower or a Wholly-owned Subsidiary and on which a fully completed building is located (all such improvements to be unencumbered), (b) which may not be transferred, mortgaged or assigned to an alternate lessee without the prior written consent of the lessor and (c) which may be transferred and assigned to an alternate lessor without the consent of the lessee; provided, however, that any Ground Lease may be designated as a Permitted Ground Lease Investment upon written request by the Borrower to the Administrative Agent and written approval of such request by the Required Lenders. Ground Leases of Land Assets or on which an Asset under  Development is located shall not be a Permitted Ground Lease Investment.

“Revolving Credit Commitment” means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Swing Loans and Letters of Credit issued for the account of the Borrower hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof. The Borrower and the Lenders acknowledge and agree that the Revolving Credit Commitments of the Lenders, in the aggregate, is equal to $200,000,000 on the Second Amendment Effective Date.

“Revolving Credit Termination Date” means the earliest of (i) May 24, 2023, as such date may be extended pursuant to Section 1.16, (ii) the date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 1.12, 9.2 or 9.3 hereof and (iii) the date on which a mandatory prepayment under Section 1.8(b)(iii) is required to be made.

1.4.The following definition of “Second Amendment Effective Date” is hereby added to Section 5.1 of the Credit Agreement in proper alphabetical order:

“Second Amendment Effective Date” means May 24, 2019.

1.5.Clause (o) of Section 8.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(o)investments in Land Assets and Land Assets contributed to joint ventures not to exceed in the aggregate at any one time outstanding 10% of Total Asset Value of the Borrower and its Subsidiaries.

1.6Section 8.8 of the Credit Agreement is hereby amended to delete the following sentence from the last paragraph thereof:

In addition, new investments of the type described in clauses (f), (j), (k), (l), (m), (o) and proviso (ii) of clause (n) shall only be permitted if after giving effect to such investment and any Capital Expenditures with respect to Golf Courses the Revolving Credit Availability would permit the Borrower to borrow at least $5,000,000 of Revolving Loans.

1.7.Clause (e) of Section 8.20 is hereby amended and restated in its entirety to read as follows:

(e)Maintenance of Net Worth. The Borrower shall as of the last day  of each Fiscal Quarter maintain a Tangible Net Worth of not less than the sum of (a) $ 168,580,529, plus (b) 75% of the aggregate net proceeds received by the Borrower or any of its Subsidiaries after the Second Amendment Effective Date in connection with any offering of Stock or Stock Equivalents of the Borrower or the Subsidiaries

1.8.Section 8.22 of the Credit Agreement is hereby deleted.

1.9.Section 12.25 of the Credit Agreement is hereby amended to add the following sentence to the end thereof:

Each of the Administrative Agent, the Lenders, and the L/C Issuer specifically acknowledges that the common stock of the Borrower is traded on the NYSE American exchange under the trading symbol “CTO.” Each of the Administrative Agent, the Lenders, and the L/C Issuer further expressly acknowledges that it is aware that the securities laws of the United States prohibit any person who has received from an issuer material, non-public information, including information concerning the matters that are the subject of this Agreement, from purchasing or selling securities of such issuer on the basis of material, non-public information concerning the issuer of such securities or, subject to certain limited exceptions, from communicating such information to any other Person.

1.10.Exhibit E (Compliance Certificate) to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit E attached hereto.

1.11.Schedules 1, 6.2, 6.11, 6.17, 6.23 and 6.25 to the Credit Agreement are hereby amended and restated in its entirety to read as set forth on, respectively, Schedules 1, 6.2, 6.11, 6.17, 6.23 and 6.25 attached hereto and any reference contained in the Agreement to “the date hereof” with respect to the information set forth on such Schedules is hereby amended to read “the Second Amendment Effective Date”.

SECTION 2.CONSENT TO COMMITMENT ACCOUNT INCREASE.

2.1Subject to the satisfaction of the conditions set forth in Section 3 below, the Administrative Agent hereby consents to the Commitment Amount Increase. The Administrative Agent acknowledges and agrees that this Second Amendment satisfies the requirement of the delivery of a commitment amount increase request from the Borrower under Section 1.15 of the Credit Agreement. Notwithstanding anything to the contrary in Section 1.15, no repayment of any outstanding Eurodollar Loans shall be deemed to have occurred in connection with the Commitment Amount Increase; provided, however, that the Borrower shall pay any amounts owing to any Lender pursuant to Section 1.11 of the Credit Agreement in connection with the repayment of Loans due to the rebalancing of the outstanding principal balance of the Loans after giving effect to the Commitment Amount Increase.

2.2.Subject to the satisfaction of the conditions set forth in Section 4 below, each Increasing Lender hereby consents to the increase in its Commitment to the amount set forth on Schedule 1 attached hereto. As of the date of this Consent, the Commitment Amount Increase shall be effective.

SECTION 3.CONDITIONS PRECEDENT.

The effectiveness of this Second Amendment is subject to the satisfaction of all of the following conditions precedent:

3.1.The Borrower, the Guarantors, the Lenders and the Administrative Agent shall have executed and delivered to the Administrative Agent this Second Amendment.

3.2.The Borrower shall have paid to the Administrative Agent all fees and expenses (including pursuant to Section 4.2 hereof) due in connection with this Second Amendment.

3.3.The Administrative Agent shall have received each of the deliveries listed on the List of Closing Documents attached hereto as Annex I.

3.4.Legal matters incident to the execution and delivery of this Second Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

SECTION 4.REPRESENTATIONS.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Second Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that (a) after giving effect to this Second Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Second Amendment.

SECTION 5.MISCELLANEOUS.

5.1.Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Second Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

5.2.The Borrower agrees to pay on demand all reasonable costs and out-of-pocket expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Second Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

5.3.Each Guarantor consents to the amendments and modifications to the Credit Agreement as set forth herein and confirms all of its obligations under its Guaranty remain in full force and effect. Furthermore, each Guarantor acknowledges and agrees that the consent of the Guarantors, or any of them, to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

5.4.This Second Amendment is a Loan Document. This Second Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Second Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of  executed counterparts of this Second Amendment by Adobe portable document format (a “PDF”) via e-mail or by facsimile shall be effective as an original. This Second Amendment,  and the rights and the duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of New York.

[Signature Pages Follow]

This Second Amendment to Second Amended and Restated Credit Agreement is entered into as of the date and year first above written

“Borrower”

CONSOLIDATED-TOMOKA L AND Co., a Florida corporation

By:	//Mark E. Patten
Name: Mark E. Patten
Title: Senior vice President and Chief
Financial Officer

(SIGNATURE PAGE TO SECOND AMENDMENT TO CONSOL!DAT ED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

“Guarantors”

INDIGO DEVELOPMENT LLC, a Florida limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its sole member

By:	//Mark E. Patten
Name: Mark E. Patten
Title: Senior vice President and Chief
Financial Officer

INDIGO HENRY LLC, a Florida limited liability company

By:	Consolidated-Tomoka Land Co., a Florida corporation, its sole member

By:	//Mark E. Patten
Name: Mark E. Patten
Title: Senior vice President and Chief
Financial Officer

(SIGNATURE PAGE TO SECOND AMENDMENT TO CONSOL!DAT ED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

LHC15 GLENDALE AZ LLC, a Delaware limited liability company

By:  Consolidated-Tomoka Land Co.,  a Florida

        Corporation, its sole member

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior vice President and Chief

Financial Officer

LHC15 RIVERSIDE FL LLC, a Delaware limited liability company

By: Consolidated-Tomoka Land Co., a Florida

      Corporation, its sole manager

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior vice President and Chief

Financial Officer

CTO16 MONTEREY LLC,  a Delaware limited liability company

By: Consolidated-Tomoka Land Co.,  a Florida corporation, its sole member

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior vice President and Chief

Financial Officer

(SIGNATURE PAGE TO SECOND AMENDMENT TO CONSOL!DAT ED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CTO16 AUSTIN LLC,  a  Delaware limited liability company

By:  Consolidated-Tomoka Land Co., a Florida corporation, its sole manager

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior vice President and Chief

Financial Officer

CTO16 CHARLOTTESVILLELLC, a Delaware

limited liability company

By: Consolidated-Tomoka Land Co.,  a Florida corporation,  its sole manager

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior vice President and Chief

Financial Officer

CTO16 HUNTERSVILLE LLC,  a Delaware

limited liability company

By: Consolidated-Tomoka Land Co., corporation, its sole manager

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior vice President and Chief

Financial Officer

(SIGNATURE PAGE TO SECOND AMENDMENT TO CONSOL!DAT ED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CTO16 OSI LLC,  a  Delaware limited liability  company

By: Consolidated-Tomoka Land Co., a Florida corporation,  its sole manager

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior vice President and Chief

Financial Officer

CTO16 OLIVE TX LLC, a  Delaware  limited liability company

By: Consolidated-Tomoka Land Co., a Florida

     corporation,  its sole manager

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior vice President and Chief

Financial Officer

CTOI 6  RALEIGH LLC, a  Delaware limited liability company

By: Consolidated-Tomoka Land Co., a  Florida corporation, its sole  member

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior vice President and Chief

Financial Officer

(SIGNATURE PAGE TO SECOND AMENDMENT TO CONSOL!DAT ED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CTO16 PETERSON LLC, a Delaware limited liability company

By: Consolidated-Tomoka Land Co., a Florida corporation, its sole member

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior vice President and Chief

Financial Officer

IG116 PETERSON LLC, a Delaware limited liability company

By: Indigo Group, Inc., a  Florida corporation, its sole  manager

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior vice President and Chief

Financial Officer

CTO l  7  SARASOTA LLC,  a  Delaware limited liability company

By: Consolidated-Tomoka Land Co.,  a Florida

corporation, its sole member

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior vice President and Chief

Financial Officer

(SIGNATURE PAGE TO SECOND AMENDMENT TO CONSOL!DAT ED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CTO17 SAUGUS LLC, a Delaware limited liability company

By: Consolidated-Tomoka Land Co., a  Florida Corporation, its sole member

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief

Financial Officer

I

CTO17 WESTCLIFF TX LLC, a Delaware limited liability  company

By: Consolidated-Tomoka Land Co., a Florida corporation, its sole member

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief

Financial Officer

CTO16  RENO LLC, a Delaware  limited liability company

By: Consolidated-Tomoka Land Co., a Florida corporation,  its manager

By://Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President   and Chief Financial officer

(SIGNATURE PAGE TO SECOND AMENDMENT TO CONSOL!DAT ED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CTO17 BRANDON  FL LLC, a  Delaware limited liability company

By: Consolidated-Tomoka Land Co., a  Florida corporation, its manager

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and ChiefFinancial Officer

BLUEBIRD METROWEST ORLANDO LLC ,  a

Delaware limited liability company

By: Consolidated-Tomoka Land Co., a Florida corporation, its manager

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief

Financial Officer

CTO17 HILLSBORO OR LLC, a

Delaware limited liability company

By: Consolidated-Tomoka Land Co., a Florida corporation, its manager

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief

Financial Officer

INDIGO GROUP INC.,

a Florida corporation

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief

Financial Officer

(SIGNATURE PAGE TO SECOND AMENDMENT TO CONSOL!DAT ED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CTO18 ASPEN LLC, a Delaware limited liability  company

By: Consolidated-Tomoka Land Co., a Florida corporation, its  manager

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief

Financial Officer

CTO18 JACKSONVILLE FL LLC, a  Delaware

limited liability company

By: Consolidated-Tomoka Land C9.,  a Florida corporation, its manager

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief

Financial Officer

(SIGNATURE PAGE TO SECOND AMENDMENT TO CONSOL!DAT ED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CTO18 ARLINGTON TX LLC,  a Delaware

limited liability company

By: Consolidated-Tomoka Land Co., a Florida corporation, its manager

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

CTO18 ALBUQUERQUE NM LLC, a Delaware

limited liability company

By: Consolidated-Tomoka Land Co., a Florida corporation, its manager

By: //Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief

Financial Officer

(SIGNATURE PAGE TO SECOND AMENDMENT TO CONSOL!DAT ED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Accepted and Agreed to.

"  Administrative Agent and L/C Issuer"

BANK OF MONTREAL, as L/C Issuer and as Administrative Agent

By: //Gwendolyn Gatz

Name: Gwendolyn Gatz

Title: Director

"LENDERS"

BANK OF MONTREAL, as a Lender and Swing Line Lender

By:// Gwendolyn Gatz

Title: Director•

I

(SIGNATURE PAGE TO SECOND AMENDMENT TO CONSOL!DAT ED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY

By: //LeAnne Feagan

Name: LeAnne Feagan

Title: Vice President

(SIGNATURE PAGE TO SECOND AMENDMENT TO CONSOL!DAT ED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: //Valerie A. Girrens

Name: Valerie A. Girrens

Title: Vice President

(SIGNATURE PAGE TO SECOND AMENDMENT TO CONSOL!DAT ED-TOMOKA LAND CO.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

EXHIBIT E

COMPLIANCE CERTIFICATE

To:Bank of Montreal, as  Administrative

Agent under, and the Lenders party to,

the Credit Agreement described below

This Compliance Certificate is furnished to the Administrative Agent and the Lenders pursuant to that certain Second Amended and Restated Credit Agreement dated as of September 7, 2017, among Consolidated-Tomoka Land Co., as Borrower, the Guarantors signatory thereto, the Administrative Agent and the Lenders party thereto (the “Credit Agreement”). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.I am the duly elected _______________ of Consolidated-Tomoka Land Co.;

2.I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

3.The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below;

4.The financial statements required by Section 8.5 of the Credit Agreement and being furnished to you concurrently with this Compliance Certificate are true, correct and complete as of the date and for the periods covered thereby; and

5.The Schedule I hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ______ day of ______________ 20___.

CONSOLIDATED-TOMOKA LAND CO.

By:
Name:
Title:

SCHEDULE I

TO COMPLIANCE CERTIFICATE

COMPLIANCE CALCULATIONS

FOR SECOND AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF SEPTEMBER 7, 2017, AS AMENDED

CALCULATIONS AS OF, ______________, ___.

A	Maximum Total Indebtedness to Total Asset Value
Ratio (Section 8.20(a))

	1.	Total Indebtedness	$

	2.	Total Asset Value as calculated on Exhibit
A hereto

	3.	Ratio of Line A1 to A2		:1.0

	4.	Line A3 must not exceed		0.60:1.0

	5.	The Borrower is in compliance (circle yes or no)		yes/no

B	Maximum Secured Indebtedness to Total Asset
Value Ratio (Section 8.20(b))

	1.	Secured Indebtedness	$

	2.	Total Asset Value as calculated on Exhibit
A hereto

	3.	Ratio of Line B1 to B2		:1.0

	4.	Line B3 must not exceed		0.40:1.0

	5.	The Borrower is in compliance (circle yes or no)		yes/no

C	Minimum Adjusted EBITDA to Fixed Charges
Ratio (Section 8.20(c))

	1.	Net Income	$

	2.	Depreciation and amortization expense

	3.	Interest Expense

4.	Income tax expense

5.	Extraordinary, unrealized or non-recurring losses

6.	Non-Cash Compensation Paid in Equity Securities

7.	Extraordinary, unrealized or non-recurring gains

8.	Income tax benefits

9.	Sum of Lines C2, C3, C4, C5 and C6

10.	Sum of Lines C7 and C8

11.	Line C1 plus Line C9 minus Line C10
EBITDA”)

12.	Annual Capital Expenditure Reserve
EBITDA”)

13.	Line C11 minus Line C12 (“Adjusted
EBITDA”)

14.	Interest Expense

15.	Principal Amortization Payments

16.	Dividends

17.	Income Taxes Paid

18.	Sum of Lines C14, C15, C16 and C17
(“Fixed Charges”)

19.	Ratio of Line C13 to Line C18	:1.0

20.	Line C19 shall not be less than	1.50:1.0

21.	The Borrower is in compliance (circle yes or no)	yes/no

D.	Maximum Secured Recourse Indebtedness to Total
Asset Value Ratio(Section 8.20(d))

	1.	Secured Recourse Indebtedness	$

	2.	Total Asset Value as calculated on Exhibit
A hereto

	3.	Ratio of Line D1 to Line D2		:1.0

4.	Line D3 shall not exceed	0.05:1.0

5.	The Borrower is in compliance (circle yes or no)	yes/no

E.	Tangible Net Worth (Section 8.20(e))

	1.	Tangible Net Worth	$

	2.	Aggregate net proceeds of Stock and Stock
Equivalent offerings

	3.	75% of Line E2

	4.	$168,580,529 plus Line E3

	5.	Line E1 shall not be less than Line E4

	6.	The Borrower is in compliance (circle yes or no)		yes/no

F.	Investments (Corporate Debt in REC/REITS)
(Section 8.8(f))

	1.	Investments in debt of listed real estate	$
companies and real estate investment trusts

	2.	Line F1 shall not exceed $15,000,000

	3.	The Borrower is in compliance (circle yes or no)		yes/no

G.	Investments (Joint Ventures) (Section 8.8(j))

	1.	Cash Investments in Joint Ventures	$

	2.	Total Asset Value

	3.	Line G1 divided by Line G2

	4.	Line G3 shall not exceed 10% of Total
Asset Value

	5.	The Borrower is in compliance (circle yes or no)		yes/no

H.	Investments (Assets Under Development)
(Section 8.8(k))

	1.	Assets Under Development	$

	2.	Total Asset Value

3.	Line H1 divided by Line H2

4.	Line H3 shall not exceed 7.5% of Total
Asset Value

5.	The Borrower is in compliance (circle yes or no)	yes/no

I.	Investments (Mortgage Loans, Mezzanine Loans
and Notes Receivable) (Section 8.8(l))

	1.	Mortgage Loans, Mezzanine Loans and	$
Notes Receivable

	2.	Total Asset Value

	3.	Line I1 divided by Line I2

	4.	Line I3 shall not exceed 25% of Total
Asset Value

	5.	The Borrower is in compliance (circle yes or no)		yes/no

J.	Investments (Ground Leases) (Section 8.8(m))

	1.	Investments in Ground Leases other than	$
Permitted Ground Lease Investments

	2.	Total Asset Value

	3.	Line J1 divided by Line J2

	4.	Line J3 shall not exceed 20% of Total
Asset Value

	5.	The Borrower is in compliance (circle yes or no)		yes/no

K.	Investments (Stock Repurchases) (Section 8.8(n))

	1.	Stock Repurchases	$

	2.	Investment Net Sales Proceeds	$

	3.	Line K1 minus Line K2

	4.	Adjusted EBITDA (from Line C13)[1]	$

	5.	Fixed Charges (from Line C18)	$

1 Remainder to be completed if Line K5 is greater than $0.

6.	Sum of lines K3 and K5	$

7.	Ratio of Line K4 to Line K6		:1.0

8.	Line K7 shall not be less than		1.50:1.0

9.	The Borrower is in compliance (circle yes or no)		yes/no

L.	Investments (Land Assets) (Section 8.8(o))

	1.	Land Assets	$

	2.	Total Asset Value

	3.	Line L1 divided by Line L2

	4.	Line L3 shall not exceed 10% of Total
Asset Value

	5.	The Borrower is in compliance (circle yes or no)		yes/no

M.	Aggregate Investment Limitation to Total Asset
Value (Section 8.8)

	1.	Sum of Lines F1, G1, H1, I1, J1 and K3	$

	2.	Total Asset Value

	3.	Line M1 divided by Line M2

	4.	Line M3 shall not exceed 30% of Total
Asset Value

	5.	The Borrower is in compliance (circle yes or no)		yes/no

EXHIBIT A TO SCHEDULE I

TO COMPLIANCE CERTIFICATE

OF CONSOLIDATED-TOMOKA LAND CO.

This Exhibit A, with a calculation  date of ______________, ___, is attached to Schedule I to the Compliance Certificate of Consolidated-Tomoka Land Co. dated September 7, 2017, as amended, and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement, as amended, referred to therein. The undersigned hereby certifies that the following is a true, correct and complete calculation of Total Asset Value for Rolling Period most recently ended:

[Insert Calculation]

CONSOLIDATED-TOMOKA LAND CO.

By:
Name:
Title:

EXHIBIT B TO SCHEDULE I

TO COMPLIANCE CERTIFICATE

OF CONSOLIDATED-TOMOKA LAND CO.

This Exhibit B, with a calculation date of ______________, ___, is attached to Schedule I to the Compliance Certificate of Consolidated-Tomoka Land Co. dated September 7, 2017, as amended, and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement, as amended, referred to therein. The undersigned hereby certifies that the following is a true, correct and complete calculation of Property NOI for all Properties for Rolling Period most recently ended:

PROPERTY	PROPERTY INCOME	MINUS	PROPERTY EXPENSES (WITHOUT CAP. EX. RESERVE OR MANAGEMENT FEES)	MINUS	ANNUAL CAPITAL EXPENDITURE RESERVE	MINUS	GREATER OF 3% OF RENTS OR ACTUAL MANAGEMENT FEES	EQUALS	PROPERTY NOI
		$-	$					=	$
		$-	$					=	$
		$-	$					=	$
		$-	$					=	$

TOTAL PROPERTY NOI FOR ALL PROPERTIES:	$

CONSOLIDATED-TOMOKA LAND CO.

By:
Name:
Title:

SCHEDULE 1

REVOLVING CREDIT
NAME OF LENDER	COMMITMENT

Bank of Montreal	$73,000,000

Wells Fargo Bank, National	$63,500,000
Association

Branch Banking and Trust	$63,500,000
Company

TOTAL	$200,000,000

SCHEDULE 6.2

SUBSIDIARIES

BLUEBIRD ARROWHEAD PHOENIX LLC (a limited liability company)

Date of Formation:January 14, 2013

State of Formation:Delaware

Member:Golden Arrow 6 LLC, 100% Managing Member

BLUEBIRD GERMANTOWN MD LLC (a limited liability company)

Date of Formation:August 15, 2013

State of Formation:Delaware

Member:Golden Arrow 6 LLC, 100% Managing Member

BLUEBIRD METROWEST ORLANDO LLC (a limited liability company)

Date of Formation:January 14, 2013

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co., 100% Managing Member

BLUEBIRD RENTON WA LLC (a limited liability company)

Date of Formation:July 11, 2013

State of Formation:Delaware

Member:Golden Arrow 6 LLC, 100% Managing Member

CTLC GOLDEN ARROW KATY LLC (a limited liability company)

Date of Formation:March 24, 2014

State of Formation:Delaware

Member:Golden Arrow 6 LLC, 100% Managing Member

CTO16 ATLANTIC LLC (limited liability company)

Date of Formation:November 9, 2016

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100% Managing Member

CTO16 AUSTIN LLC (limited liability company) 9/30/16]

Date of Formation:August 17, 2016

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100% Managing Member

CTO16 CHARLOTTESVILLE LLC (limited liability company)

Date of Formation:August 17, 2016

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100% Managing Member

CTO16 DALLAS LLC (limited liability company)

Date of Formation:February 9, 2016

State of Formation:Delaware

Member:Indigo Group Inc. 99% Managing Member Indigo Group Ltd. 1% Managing Member

CTO16 HUNTERSVILLE LLC (limited liability company)

Date of Formation:August 17, 2016

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100% Managing Member

CTO16 MONTEREY LLC (limited liability company)

Date of Formation:August 12, 2016

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100% Managing Member

CTO16 OLIVE TX LLC (limited liability company)

Date of Formation:September 9, 2016

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100% Managing Member

CTO16 OSI LLC (limited liability company

Date of Formation:August 17, 2016

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100% Managing Member

CTO16 PETERSON LLC (limited liability company)

Date of Formation:October 11, 2016

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100% Managing Member

CTO16 RALEIGH LLC (limited liability company

Date of Formation:September 9, 2016

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100% Managing Member

CTO16 RENO LLC (limited liability company)

Date of Formation:November 1, 2016

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100% Managing Member

CTO17 BRANDON FL LLC (limited liability company)

Date of Formation:March 27, 2017

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100% Managing Member

CTO17 HILLSBORO OR LLC (limited liability company)

Date of Formation:September 19, 2017

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co.

CTO17 SARASOTA LLC (limited liability company)

Date of Formation:January 10, 2017

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100% Managing Member

CTO17 SAUGUS LLC (limited liability company)

Date of Formation:February 17, 2017

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100% Managing Member

CTO17 WESTCLIFF TX LLC (limited liability company)

Date of Formation:January 10, 2017

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100% Managing Member

CTO18 ALBUQUERQUE NM LLC (limited liability company)

Date of Formation:August 8, 2018

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100%

CTO18 ARLINGTON TX LLC (limited liability company)

Date of Formation:December 10, 2018

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100%

CTO18 ASPEN LLC (limited liability company)

Date of Formation:January 25, 2018

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100%

CTO18 JACKSONVILLE FL LLC (limited liability company)

Date of Formation:September 13, 2018

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100%

CTO19 BIRMINGHAM LLC (limited liability company)

Date of Formation:May 8, 2019

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100%

CTO19 WINSTON SALEM NC LLC (limited liability company)

Date of Formation:March 13, 2019

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100%

DAYTONA JV LLC (limited liability company)

Date of Formation:August 5, 2015

State of Formation:Florida

Members:LHC15 Atlantic DB JV LLC (50%, managing member) and CTO16 Atlantic LLC (CTO affiliate), which acquired its interest from SM Bermuda Dunes Owner LLC (DE LLC), a Square Mile Capital entity).

DB BEACH LAND LLC (limited liability company)

Date of Formation:July 14, 2017

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co., 100% Managing Member

DB MAIN STREET LLC (limited liability company)

Date of Formation:March 13, 2019

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100%

DB MAINLAND LLC (limited liability company)

(Name changed from CTO17 Atlanta LLC on 7/14/2017)

Date of Formation:May 11, 2017; Name Change Amendment 7/14/2017

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co., 100% Managing Member

DB MAINLAND TWO LLC (limited liability company)

Date of Formation:April 23, 2018

State of Formation:Delaware

Member:Indigo Group Inc. 100%

GOLDEN ARROW 6 LLC (Delaware limited liability company)

Date of Formation:September 16, 2014

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100% Managing Member

GOLDEN ARROW CHARLOTTE NC LLC (a limited liability company)

Date of Formation:August 29, 2014

State of Formation:Delaware

Member:Golden Arrow 6 LLC, 100% Managing Member

GOLDEN ARROW CLERMONT FL LLC   (a limited liability company)

Date of Formation:August 29, 2014

State of Formation:Delaware

Member:Golden Arrow 6 LLC, 100% Managing Member

IGI16 PETERSON LLC (a limited liability company)

Date of Formation:October 12, 2016

State of Formation:Delaware

Member:Indigo Group Inc., 100% Managing Member

IGI18 Back 40 LLC (limited liability company)

Date of Formation:February 23, 2018

State of Formation:Delaware

Member:Indigo Group Inc 100%

IGI19 FC VA LLC (limited liability company)

Date of Formation:March 21, 2019

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co. 100%

INDIGO DEVELOPMENT LLC (a limited liability company)

Date of Formation:January 13, 2009

State of Formation:Florida

Member:Consolidated-Tomoka Land Co., 100% Managing Member

INDIGO GRAND CHAMPIONS FIVE LLC (a limited liability company)

Date of Formation:July 20, 2010

State of Formation:Florida

Charter Number:L10000076595

Member:Palms Del Mar Inc., 100% Managing Member

INDIGO GRAND CHAMPIONS SIX LLC (a limited liability company)

Date of Formation:July 20, 2010

State of Formation:Florida

Member:Palms Del Mar Inc., 100% Managing Member

INDIGO GRAND CHAMPIONS TEN LLC (a limited liability company)

Date of Formation:July 20, 2010

State of Formation:Florida

Member:Palms Del Mar Inc., 100% Managing Member

INDIGO GROUP INC. (corporation)

(Name Change from Indigo Development Inc.  April 7, 1987)

(Name Change from The Charles Wayne Group Inc. July 23, 1991)

Date of Incorporation: September 27, 1984

State of Incorporation: Florida

Authorized Shares:7,500 common shares @ $1.00 par value

75,000 (increased from 30,000 4/26/85) Series preferred shares @ $100.00 par value

INDIGO GROUP LTD (limited partnership)

(Name Change from The Charles Wayne Group Ltd. August 1, 1991)

Date of Formation:April 30, 1987

State of Formation:Florida

Partners:

Indigo Group Inc.

 (Managing General Partner)1.460%

Palms Del Mar Inc.5.065%

 (Limited Partner)

Consolidated-Tomoka Land93.475%

INDIGO HENRY LLC (a limited liability company)

Date of Formation:May 24, 2006

State of Formation:Florida

Member:Consolidated-Tomoka Land Co., 100% Managing Member

INDIGO INTERNATIONAL LLC (a limited liability company)

Date of Formation:January 13, 2009

State of Formation:Florida

Member:Consolidated-Tomoka Land Co., 100% Managing Member

LHC14 OLD DELAND LLC (limited liability company)

(Name changed from Golden Arrow Plaza Retail LLC on 5/11/2015

 Date of Formation:June 4, 2014; Name Change Amendment 05/11/2015

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co., 100% Managing Member

LHC15 ATLANTIC DB JV LLC (limited liability company)

Date of Formation:August 3, 2015

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co., 100% Managing Member

LHC15 GLENDALE AZ LLC (limited liability company)

Date of Formation:April 28, 2015

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co., 100% Managing Member

LHC15 RALEIGH NC LLC (limited liability company)

Date of Formation:October 26, 2015

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co., 100% Managing Member

LHC15 RIVERSIDE FL LLC (limited liability company)

Date of Formation:June 30, 2015

State of Formation:Delaware

Member:Consolidated-Tomoka Land Co., 100% Managing Member

PALMS DEL MAR INC. (corporation)

Date of formation:May 12, 1978 (Acquired by CTLC 3/27/87)

State of formation:Florida

Authorized Shares:1,000 common shares @ $1.00 par value

Registered Agent:Daniel E. Smith, 1530 Cornerstone Blvd., Ste. 100, Daytona Beach, FL 32117

PLAY IT FOREWARD DAYTONA LLC (a limited liability company)

Date of Incorporation:May 17, 2013

State of Incorporation:Florida

Manager:Consolidated-Tomoka Land Co., 100% Managing Member

PLAY IT FORWARD DAYTONA INC. (conversion from Play It Forward Daytona LLC) 501(c)3 charitable entity

Date of Incorporation:October 5, 2015 State of Incorporation:Florida

TIGER BAY MITIGATION LLC (limited liability company)

Date of Formation:January 17, 2018

State of Formation:Florida

Member:Originally Consolidated-Tomoka Land Co. 100%; as of 6/7/2018, a 69.77% interest in the entity was conveyed to ASG Tiger Bay Holdings LLC.

TOMOKA AG INC.

Ag Operations

(Name changed from W. Hay Inc., effective July 18 2012)

Date of Incorporation:December 21, 2004

State of Incorporation:Florida

Authorized Shares:1,000 common shares, $1.00 par value

SCHEDULE 6.11

LITIGATION

This Schedule 6.11 is qualified in its entirety by reference to specific provisions of the Credit

Agreement to which it relates, and to the extent such provisions contain representations and warranties, this Schedule 6.11 is intended to only qualify and shall not be deemed to expand in any way the scope or effect of any such representations and warranties. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Inclusion of information herein shall not be construed as an admission that such information is material to the Borrower or to any of the Subsidiaries. Matters reflected in this Schedule are not necessarily limited to matters required by the Credit Agreement to be reflected herein. Any such additional matters are included herein for informational purposes and do not necessarily include other matters of similar nature. Headings have been inserted herein for convenience of reference only and shall to no extent have the effect of amending or changing the express description of this Schedule in the Credit Agreement.

North Carolina Department of Transportation/Lease Agreement with Harris Teeter. On November 21, 2011, the Company, Indigo Mallard Creek LLC and Indigo Development LLC, as owners of the Harris Teeter income property in Charlotte, were served with pleadings for a highway condemnation action involving this property. The proposed road modifications would impact access to the property. The Company does not believe the road modifications provided a basis for Harris Teeter to terminate the lease. Regardless, in January 2013, the North Carolina Department of Transportation (“NCDOT”) proposed to redesign the road modifications to keep the all access intersection open for ingress with no change to the planned limitation on egress to the right-in/right-out only. Additionally, NCDOT and the City of Charlotte proposed to build and maintain a new access road/point into the property. Construction has begun and is not expected to be completed until 2019. Harris Teeter has expressed satisfaction with the redesigned project and indicated that it will not attempt to terminate its lease if this project is built as currently redesigned. Because the redesigned project will not be completed until 2019, the condemnation case has been placed in administrative closure. As a result, the trial and mediation will not likely be scheduled until requested by the parties, most likely in 2020.

SCHEDULE 6.17

ENVIRONMENTAL ISSUES

This Schedule 6.17 is qualified in its entirety by reference to specific provisions of the Credit Agreement to which it relates, and to the extent such provisions contain representations and warranties, this Schedule 6.17 is intended to only qualify and shall not be deemed to expand in any way the scope or effect of any such representations and warranties. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Inclusion of information herein shall not be construed as an admission that such information is material to the Borrower or to any of the Subsidiaries. Matters reflected in this Schedule are not necessarily limited to matters required by the Credit Agreement to be reflected herein. Any such additional matters are included herein for informational purposes and do not necessarily include other matters of similar nature. Headings have been inserted herein for convenience of reference only and shall to no extent have the effect of amending or changing the express description of this Schedule in the Credit Agreement.

PropertyAddress

Description of Environmental

Issue

Indigo Lakes ResortDaytona Beach, FLMonitoring and testing is complete and the site received a No Further Action letter in January 2017.

Little Lake GrassyLake Placid, FLLittle Lake Grassy is a small pond located adjacent to a large citrus grove operation that was formerly operated by the Company. The contamination originated at a maintenance facility used as part of the irrigation system for the citrus grove. The Company fully implemented the Remedial Action Plan (RAP) previously approved by the State and the State recently confirmed that the testing and treatment activities performed pursuant to the RAP were completed satisfactorily. The State also recently approved the Company’s plan for monitoring the site which calls for the Company providing monitoring results once per year. The monitoring program is now underway.
Acreage West of Interstate 95	Daytona Beach, FL

In connection with certain land sale Contracts to which Borrower is a party, the pursuit of customary development entitlements gave rise to an informal inquiry and subsequently a formal written request by federal regulatory agencies on a portion of Borrower’s land. Borrower believes the issues raised by, and the land which is the subject of, the inquiry are similar to or the same as those which were addressed and resolved in December 2012 in a settlement agreement between Borrower and St. Johns River Water Management District (the “SJRWMD Matter”). This matter was resolved through an executed Administrative Compliance Order with the Environmental Protection Agency, whereby the necessary permits were obtained, and a restoration plan was agreed upon. The restoration plan is approximately 70% complete, consistent with the budget and schedule developed as part of the plan.

Acreage East of Interstate 95	Daytona Beach, FL	The pursuit of certain development entitlements gave rise to a notice of violation by the Army Corps of Engineers. Borrower believes the issues raised by, and the land which is the subject of, the inquiry are similar to or the same as those in the SJRWMD Matter. This matter has been resolved through the notice of violation having been rescinded and the permit having been issued.

SCHEDULE 6.23

MAINTENANCE AND CONDITION

This Schedule 6.23 is qualified in its entirety by reference to specific provisions of the Credit Agreement to which it relates, and to the extent such provisions contain representations and warranties, this Schedule 6.23 is intended to only qualify and shall not be deemed to expand in any way the scope or effect of any such representations and warranties. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Inclusion of information herein shall not be construed as an admission that such information is material to the Borrower or to any of the Subsidiaries. Matters reflected in this Schedule are not necessarily limited to matters required by the Credit Agreement to be reflected herein. Any such additional matters are included herein for informational purposes and do not necessarily include other matters of similar nature.

The Borrower owns just over 5,300 acres of land in Daytona Beach, Volusia County, Florida and the surrounding area for which no formal flood zone determination has been made.

SCHEDULE 6.25

SIGNIFICANT LEASES

(All Leases including self development)

Property	Tenant	Landlord
2890 Providence Lake Blvd.	LA Fitness/	CTO17 Brandon FL LLC (as to an
Brandon, FL	Fuzzy’s Taco Shop/ World of Beer	undivided 74.10% interest) Consolidated-Tomoka Land Co. (as
to an undivided 25.90% interest)
1073 Broadway Saugus, MA	JoAnn	CTO17 Saugus LLC
3511 West Biddison Street Fort Worth, TX	Westcliff Shopping Center	CTO17 Westcliff TX LLC
1900 Fruitville Road Sarasota, FL	Staples	CTO17 Sarasota LLC
11 N Sierra Street Reno, NV	Reno Riverside	CTO16 Reno LLC
3600 Peterson Way Santa Clara, CA	Office Building	CTO16 Peterson LLC (as to an undivided 62.76% interest)
IGI16 Peterson LLC (as to an undivided 37.24%)
4323/4341 Maple Ave Dallas, TX	7-Eleven / Pharmacy	CTO16 Dallas LLC (as to an undivided 99% interest)
Indigo Group Ltd (as to an undivided 1% interest)
245 Riverside Ave Jacksonville, FL	Office Building	LHC15 Riverside FL LLC
1100 Corporate Center Drive Raleigh, NC	Office Building	LHC15 Raleigh LLC
200 East Franklin Street Monterey, CA	Bank of America Branch	CTO16 Monterey LLC
4700 Green Road Raleigh, NC	At Home	CTO16 Raleigh LLC
521 E. Hyman Avenue Aspen, CO	Aspen Core Condominiums	CTO18 Aspen LLC

Property	Tenant	Landlord
1871 Jonesboro Rd. McDonough, GA	Dick’s Sporting Goods, Inc.	Consolidated-Tomoka Land Co. (as to an undivided 40.5% interest)
Indigo Development LLC (as to an undivided 28.7% interest)
Indigo Henry LLC (as to an undivided 30.8% interest)
1871 Jonesboro Rd. McDonough, GA	Best Buy Stores, L.P.	Consolidated-Tomoka Land Co. (as to an undivided 40.5% interest)
Indigo Development LLC (as to an undivided 28.7% interest)
Indigo Henry LLC (as to an undivided 30.8% interest)
17510 N 75th Ave Phoenix, AZ	Big Lots	Bluebird Arrowhead Phoenix LLC
20926 Frederick Road Germantown, MD	Big Lots	Bluebird Germantown MC LLC
7580 W Bell Road Glendale, AZ	Container Store	LHC15 Glendale AZ LLC (as to an undivided 25.88% interest)
Consolidated-Tomoka Land Co. (as an undivided 74.12% interest)
2501 N Field Street Dallas, TX	CVS-Dallas	CTO16 Olive TX LLC
2201 West W.T. Harris Blvd. Charlotte, NC	Harris Teeter, Inc.	Indigo Development LLC (as to an undivided 42% interest)
Consolidated-Tomoka Land Co. (as to an undivided 37% interest)
Indigo Mallard Creek LLC (as to an undivided 21% interest)
6355 Metrowest Blvd, Suite 100 Orlando, FL	Hilton Metrowest	Bluebird Metrowest Orlando LLC
1800 Metrowest Drive, Suite 100	Hilton Metrowest Cambridge	Bluebird Metrowest Orlando LLC
19935 Katy Freeway Houston, TX	Lowe’s Home Center	CTLC Golden Arrow Katy LLC

Property	Tenant	Landlord
11590 Research Blvd Austin, TX	Carrabba’s	CTO16 Austin LLC
11600 Research Blvd Austin, TX	Outback Steakhouse	CTO16 OSI LL
1101 Seminole Trail Charlottesville, VA	Outback Steakhouse	CTO16 Charlottesville LLC
16400 Northcross Drive Huntersville, NC	Outback Steakhouse	CTO16 Huntersville LLC
17615 140th Ave SE Renton, WA	Rite Aid	Bluebird Renton WA LLC
4395 Kimball Bridge Rd. Alpharetta, GA	Walgreen Co. (Store #5903)	Indigo Development LLC
2590 E Hwy 50 Clermont, FL	Walgreen Co. (Store #7273)	Golden Arrow Clermont FL LLC
357 S. Atlantic Avenue Daytona Beach, FL	Concina 214/Landshark	Daytona JV LLC
5401 Watson Drive SE Albuquerque, NM	Fidelity Bank Building	CTO18 Albuquerque NM LLC
3775 Oxford Station Way Winston-Salem, NC	Hobby Lobby	CTO19 Winston Salem NC LLC
1650 West I-20 Arlington, TX	Macaroni Grill	CTO18 Arlington TX LLC
4914 Town Center Parkway Jacksonville, FL	Chuys’s	CTO18 Jacksonville FL LLC
4826 Town Center Parkway Jacksonville, FL	Firebird’s	CTO18 Jacksonville FL LLC
4954 Town Center Parkway Jacksonville, FL	Cheddar’s	CTO18 Jacksonville FL LLC
4990 Town Center Parkway Jacksonville, FL	JP Morgan Chase Bank	CTO18 Jacksonville FL LLC
4710 Town Center Parkway Jacksonville, FL	Moe’s	CTO18 Jacksonville FL LLC
4816 Gate Parkway Jacksonville, FL	PDQ	CTO18 Jacksonville FL LLC
4866 Gate Parkway Jacksonville, FL	WaWa	CTO18 Jacksonville FL LLC

Property 5064 Weeber’s Crossing Jacksonville, FL	Tenant Scrubble’s Car Wash	Landlord CTO18 Jacksonville FL LLC
4256 Aloma Avenue Winter Park, FL	WaWa	Golden Arrow WPP LLC
18770 NW Walker Road Hillsboro, OR	Wells Fargo Building	CTO17 Hillsboro OR LLC

ANNEX I

LIST OF CLOSING DOCUMENTS

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT ACCORDION INCREASE AND ADDITIONAL GUARANTOR SUPPLEMENT

CLOSING DATE: MAY 24, 2019

TEM NO.	OCUMENT		OMMENTS/ STATUS
ITEM NO.	DOCUMENT	DRAFTING/ OBTAINING PARTIES	COMMENTS/ STATUS
LOAN DOCUMENTATION
1.	Second Amendment to Second Amended and Restated Credit Agreement	C&C	Executed
2.	Fifth Amended and Restated Revolving Note:	C&C	Executed
(a)	Bank of Montreal	C&C
(b)	Branch Banking and Trust Company	C&C
(c)	Wells Fargo Bank, National Association	C&C
3.	Additional Guarantor Supplement for New Guarantors	C&C	Executed
4.	Agreement Regarding Uncertificated Securities, Membership Interests and Partnership Interests for New Guarantors	C&C	Executed
5.	Release of Golden Arrow First St Sarasota LLC	C&C	Executed
UCC SEARCHES AND FILINGS
6.	UCC, Tax Lien and Judgment Lien Searches for each New Guarantor listed on Schedule II hereto and each New Pledgor listed on Schedule III hereto	C&C	Received
7.	UCC-3 Amendment to UCC Financing Statement: (a)Borrower (Collateral) (b)Indigo Group, Inc. (Address) (d)Indigo Development LLC (Address)	C&C	Form Final
CERTIFICATES AND OPINIONS
8.

Secretary’s Certificate for Borrower attaching thereto: Exhibit A - Certified Articles of Incorporation

Exhibit B – Bylaws

Exhibit C - Resolution to Borrow Exhibit D - Good Standing Certificate

Exhibit E - Incumbency Certificate and Specimen Signature(s)

		Borrower	Received

May 2019 Closing List - Second Amendment and Accordion 4812-3873-8836 v4.doc 1975507

TEM NO.	OCUMENT		OMMENTS/ STATUS
ITEM NO.	DOCUMENT	DRAFTING/ OBTAINING PARTIES	COMMENTS/ STATUS
9.

Secretary’s Certificate for each Guarantor hereto attaching thereto (as applicable):

Exhibit A - Certified Articles of Incorporation/Certificate of Formation/Certificate of Limited Partnership

Exhibit B - Bylaws/Operating Agreement/Agreement of Limited Partnership

Exhibit C - Resolutions/Consent/Approval Exhibit D - Good Standing Certificate

Exhibit E - Incumbency Certificate and Specimen Signature(s)

		Borrower	Received
10.

Secretary’s Certificate for each New Guarantor attaching thereto (as applicable):

Exhibit A - Certified Articles of Incorporation/Certificate of Formation/Certificate of Limited Partnership

Exhibit B - Bylaws/Operating Agreement/Agreement of Limited Partnership

Exhibit C - Resolutions/Consent/Approval Exhibit D - Good Standing Certificate

Exhibit E - Incumbency Certificate and Specimen Signature(s)

		Borrower	Received
11.

Secretary’s Certificate for each New Pledgor attaching thereto (as applicable):

Exhibit A - Certified Articles of Incorporation/Certificate of Formation/Certificate of Limited Partnership

Exhibit B - Bylaws/Operating Agreement/Agreement of Limited Partnership

Exhibit C - Resolutions/Consent/Approval Exhibit D - Good Standing Certificate

Exhibit E - Incumbency Certificate and Specimen Signature(s)

		Borrower	Received
12.	Pro Forma Compliance Certificate and Borrowing Base Certificate	Borrower	Received
13.	Opinion of Counsel of Pillsbury Winthrop Shaw Pittman LLP	BC	Received
14.	Fee Letter	C&C	Executed
POST-CLOSING ITEMS
15.	Post-Closing UCC Searches	C&C

BMO—Bank of Montreal

C&C—Chapman and Cutler LLP Borrower—Consolidated-Tomoka Land Co.

BC—Pillsbury Winthrop Shaw Pittman LLP

Guarantors—See Schedule I New Guarantors—See Schedule II

SCHEDULE I

GUARANTORS

Subsidiary Name	Jurisdiction of Organization/Incorporation /Formation	Principal Place of Business
Indigo Development LLC	Florida	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
Indigo Henry LLC	Florida	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
LHC15 Glendale AZ LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
LHC15 Riverside FL LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
CTO16 Monterey LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
CTO16 Austin LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
CTO16 Charlottesville LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
CTO16 Huntersville LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
CTO16 OSI LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114

Subsidiary Name	Jurisdiction of Organization/Incorporation /Formation	Principal Place of Business
CTO16 Olive TX LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
CTO16 Raleigh LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
CTO16 Peterson LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
IGI16 Peterson LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
CTO16 Reno LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
CTO17 Brandon FL LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
CTO17 Saugus LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
CTO17 Westcliff TX LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
CTO17 Sarasota LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
Bluebird Metrowest Orlando LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114

Subsidiary Name	Jurisdiction of Organization/Incorporation /Formation	Principal Place of Business
CTO17 Hillsboro OR LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
Indigo Group, Inc.	Florida	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114

SCHEDULE II NEW

GUARANTORS

Subsidiary Name	Jurisdiction of Organization/Incorporation /Formation	Principal Place of Business
CTO18 Aspen LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
CTO18 Jacksonville FL LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
CTO18 Arlington TX LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114
CTO18 Albuquerque NM LLC	Delaware	1140 North Williamson Boulevard | Suite 140 | Daytona Beach, FL 32114